ANNUAL REPORT

================================================================================


                               Upright Growth Fund

================================================================================





















                               September 30, 2000




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                                TABLE OF CONTENTS

                                                                           Page

Shareholder Letter.........................................................   1

Statement of Net Assets....................................................   6

Statement of Assets and Liabilities........................................  11

Statement of Operations....................................................  12

Statements of Changes in Net Assets........................................  13

Notes to the Financial Statements..........................................  14

Financial Highlights.......................................................  16

Report of Independent Public Accountants...................................  17




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



================================================================================

Upright Growth Fund
================================================================================

LETTER TO SHAREHOLDERS
        2000

Dear Fellow Shareholders,

We are pleased to present you with the annual report for the Upright Growth Fund for the period of October 1, 1999 to September 30, 2000. Over this period, the Fund produced a total return of 32.06%. This is compared to a 13.79% return (including income dividends) for the S&P 500 index (large companies) and a 22.00% return for the Russell 2000 index (smaller companies). We are glad to inform you that the Fund beat these two benchmarks while keeping plenty of cash on hand. This means that we have not only reduced the portfolio's volatility by holding more cash, but we also outperformed the benchmarks.

Market Review

The stock market has changed significantly since April. When the market kept increasing, there were many investors who still chased momentum stocks. Suddenly, the stock market dropped and the NASDAQ Composite Index lost almost 27% and the S&P 500 lost 8% from their peaks to September 30, 2000. From the description above, you may not fully understand how bad the market's downturn was. Let me put it this way; the so-called new economy such as "dot.com" and "e-commerce" stocks lost 80% of their value. The big name stock, CMGI (the investment firm on the Internet), lost 80% of its value from its peak of $137 to only $28 at September 29, 2000. Furthermore, the well-known company, Amazon.com, the Internet bookseller, decreased 63% in value from its peak of $106 to only $38.50 at September 29, 2000.

If you think the described market downturn only affected new and small companies, then examine the following industry leaders that are so-called "blue chip" companies. For example, Microsoft's stock price peaked at $117 and then fell to $60.50 by September 29, 2000; Lucent Technology peaked at $83 and fell to $30 by September 29, 2000; Eastman Kodak peaked at $86 and then decreased to $41 by September 29, 2000; and AT&T decreased from its high of $61 to only $29 at September 29, 2000. Actually, most high-tech stocks that traded on the NASDAQ exchange decreased more than 50% in value over the past nine months.

Investment Strategy

As of September 30, 2000, the Fund not only delivered a positive performance that beat the market indices (noted above) but also had 25% in cash and money market funds. This cash position provides additional funds for us to commit to growth companies that we have been waiting to purchase.

The following are some additional performance strategies utilized during the year:

     1. We concentrated on stock growth potential as well as current valuation. This enabled the Fund to reap additional profits, especially in high-tech stocks.

     2. The Fund held Calpine Corp., Extreme Networks, Palm, Inc., SDL, Inc., Citigroup, Inc., Verisign, Inc. and Network Appliance, Inc., which are industry leaders in their respective markets. These stocks contributed to the overall performance of the Fund during the past year.

     3. We expanded our holdings in the medical sector and purchased some value stocks such as Johnson & Johnson, Dura Pharmaceuticals, McKesson Hboc and Barr Laboratories. During the year, we sold Barr Laboratories for a 220% profit. The Fund's patience and careful selection of Barr rather than Pfizer (which returned 9%) paid off.

The above strategies worked to help the Fund deliver a solid performance during a difficult investment year like 2000. What are our strategies for the coming year?

     1. When growth stocks reached their highest valuation level in history early this year, we recognized a risk and limited our portfolio in that area. However, after the recent severe market corrections, there appears to be value in growth stocks. As such stocks become more attractive, we will not hesitate to purchase more.

     2. We will put our cash back to work, especially for stocks that have a greater risk and a currently depressed price. Although the stocks may not perform immediately, such as Barr Laboratories, we hope they will generate profits with less risk later. We took this opportunity to add this quality company back into our portfolio.

     3. We will continue to be cautious of the economic changes in the fourth quarter of the calendar year and during our next fiscal year. If the economy does slow down, as we expect, then we will apply defensive strategies.

Other Information We Would Like to Share With You

What do we believe are the characteristics of a good fund? We believe the following three things must be considered: (1) high performance - the closer to benchmark, the better; such as compared to the S&P 500 or other similar index,
(2) reasonable risk and volatility - high returns are typically associated with high risk; however, high risk doesn't necessarily generate a high return, so controlling risk and achieving a higher return are significant challenges for any fund manager, and (3) tax efficiency - if the turnover rate is too high, it may create significant short-term capital gains rather than long-term capital gains.

How is your Fund achieving these three criteria? (1) From a performance point of view - during the 1999 calendar year, the Fund's performance was comparable to the S&P 500 benchmark with an 18% return. During the period January 1, 2000 to September 30, 2000, the Fund beat the benchmark by gaining 14% as opposed to the S&P 500's 2% decline. Since the Fund's inception, we did well in the up market and even better in the down market. (2) From a risk and volatility point of view
- our Fund held 20% to 30% cash during the stock market's volatile periods. We also invested in value stocks that reduced the portfolio's volatility. Usually holding more cash makes it quite difficult to beat or even compete with benchmarks during an up market, but our Fund did it. (3) From a tax efficiency perspective, from January 20, 1999 to September 30, 2000, the Fund's turnover rate was quite low (below 20% each fiscal year).

However, I would like to remind you that past performance cannot guarantee future results. The information that I share with you is based on strategies of the past two fiscal years. When the investment environment changes, we will adopt different strategies that may create high turnover rates.
Thus, we may not achieve the three criteria above.

Also, you should keep in mind that the best mutual funds only beat the stock market in about six of every ten years. So, don't expect our Fund to beat the benchmark every year. However, the patient and long-term investor will be the winner.

We would like to take this opportunity to thank our shareholders for their confidence and patience with us. We will continue to do our best and seek rewarding returns on your behalf.






                                               Sincerely,


                                               /s/ David Y.S. Chiueh
                                               President, Portfolio Manager

(graph)




This chart assumes an initial gross investment of $10,000 made on January 21, 1999 (commencement of operations). Returns shown include the reinvestment of all dividends. Performance reflects expense reimbursements and fee waivers in effect. Absent expense reimbursement and fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

--------------------------------------------------------------------------------
                             Average Annual Returns
                    For the periods ended September 30, 2000
--------------------------------------------------------------------------------
                                                                 Since
                                             1-Year              Inception *

Upright Growth Fund                          32.06%                 19.96%
S&P 500 Index                                11.99%                  9.46%

*Inception January 21, 1999
--------------------------------------------------------------------------------

================================================================================

Upright Growth Fund
================================================================================

STATEMENT OF NET ASSETS
September 30, 2000


Shares                                                             Market Value
-------                                                          ---------------
Common Stocks - 73.76%


Auto/Truck - .41%
      200 TRW, Inc.                                              $        8,125
                                                                 ---------------


Bank - 5.53%
      700 Bank Of America Corp.                                          36,662
      800 Bank One Corp.                                                 30,900
      400 Citigroup, Inc.                                                21,625
      600 First Union Corp.                                              19,313
                                                                 ---------------
                                                                        108,500


Cable - .61%
      400 United Global Com, Inc. *                                      12,000
                                                                 ---------------


Chemical - 1.06%
      500 E.I. DuPont de Nemours                                         20,719
                                                                 ---------------


Computer - 18.20%
    1,000 3 Com Corp. *                                                  19,187
    1,200 Adaptec, Inc. *                                                24,000
      100 BMC Software, Inc. *                                            1,913
      100 Compaq Computer Corp.                                           2,758
      400 Extreme Networks, Inc. *                                       45,800
      200 International Business Machines                                22,500
      800 Intuit, Inc. *                                                 45,600
      127 Lucent Technologies, Inc.                                       3,881
      400 Network Appliance, Inc. *                                      50,950
    1,483 Palm, Inc. *                                                   78,506
      300 SAP AG ADR                                                     18,450
      215 Verisign, Inc. *                                               43,551
                                                                 ---------------
                                                                        357,096

Consumer - 1.34%
    1,000 Cendant Corp. *                                        $       10,875
      500 Gillette Co.                                                   15,437
                                                                 ---------------
                                                                         26,312


Defense - .98%
      200 Boeing Co.                                                     12,600
      200 Lockheed Martin Corp.                                           6,592
                                                                 ---------------
                                                                         19,192


Electronic - 7.59%
      800 AVX Corp.                                                      20,850
      400 Intel Corp.                                                    16,625
      800 Micron Technology, Inc. *                                      36,800
      400 RF Micro Devices, Inc. *                                       12,800
      200 SDL, Inc. *                                                    61,863
                                                                 ---------------
                                                                        148,938


Energy - 4.26%
      800 Calpine Corp. *                                                83,501
                                                                 ---------------


Financial - 4.29%
      600 Advanta Corp.                                                   6,750
      500 Countrywide Credit Industries, Inc.                            18,875
      200 First Data Corp.                                                7,813
    1,200 Knight Trading Group, Inc. *                                   43,200
      400 TD Waterhouse Group *                                           7,450
                                                                 ---------------
                                                                         84,088


Food - 1.91%
      700 Campbell Soup Co.                                              18,113
      800 Kellogg Co.                                                    19,350
                                                                 ---------------
                                                                         37,463


Household - .49%
      300 Salton, Inc. *                                                  9,694
                                                                 ---------------

Internet - 2.99%
    1,000 America Online, Inc. *                                 $       53,750
      350 At Home Corp. *                                                 4,944
                                                                 ---------------
                                                                         58,694


Leisure - 1.00%
      400 Callaway Golf Co.                                               6,150
      400 International Game Technology *                                13,450
                                                                 ---------------
                                                                         19,600


Machine - .86%
      500       Caterpillar, Inc.                                        16,875
                                                                 ---------------


Medical - 11.27%
      500 Biogen, Inc. *                                                 30,500
    1,000 Boston Scientific Corp. *                                      16,437
    1,000 Dura Pharmaceuticals ,Inc. *                                   35,375
      400 ICN Pharmaceuticals, Inc.                                      13,300
      400 Johnson & Johnson                                              37,575
      900 McKesson HBOC, Inc.                                            27,506
      200 Merck & Co., Inc.                                              14,888
      200 Progenics Pharmaceuticals, Inc. *                               5,488
      521 Shire Pharmaceuticals Group PLC *                              26,897
      200 Watson Pharmaceuticals *                                       12,975
                                                                 ---------------
                                                                       220, 941


Oil - .60%
      200 Transocean Sedco Forex, Inc.                                   11,725
                                                                 ---------------


Protection - .16%
      400 Wackenhut Corrections Corp. *                                   3,125
                                                                 ---------------


Retail - .19%
      200 Abercrombie & Fitch Co. *                                       3,812
                                                                 ---------------

Telecommunication - 4.56%
      400 AT&T Corp.                                             $       11,750
      345 Motorola, Inc.                                                  9,746
      200 Nippon Telephone & Telegraph Corp. ADR                          9,800
      400 Nokia Corp. ADR                                                15,925
      400 SBC Communications, Inc.                                       20,000
      200 Telephone & Data Systems, Inc.                                 22,140
                                                                 ---------------
                                                                         89,361


Textile - 1.02%
      800 Nautica Enterprises, Inc. *                                    10,350
    1,000 Tommy Hilfiger Corp. *                                          9,625
                                                                 ---------------
                                                                         19,975


Tobacco - 1.20%
      800 Philip Morris Companies, Inc.                                  23,550
                                                                 ---------------


Transportation - 1.24%
      200 Continental Airlines, Inc. *                                    9,087
      500 US Airways Group, Inc. *                                       15,218
                                                                 ---------------
                                                                         24,305


Utility - 2.00%
      300 AES Corp. *                                                    20,550
      300 NRG Energy, Inc. *                                             10,950
      300 UtiliCorp United, Inc. *                                        7,762
                                                                 ---------------
                                                                         39,262

          Total Common Stocks - 73.76%
             (cost $1,090,170)                                        1,446,853
                                                                 ---------------

Cash Equivalents - 5.10%       (Cost $100,000)
   50,000 Fifth Third Bank Prime Money Market Fund               $       50,000
   50,000 Fifth Third Bank U.S. Treasury Money Market
               Fund                                                      50,000
                                                                 ---------------
                                                                        100,000
                                                                 ---------------
   TOTAL INVESTMENTS - 78.86%  (Cost $1,190,170)                      1,546,853

   Other assets less liabilities - 21.14%                               414,745
                                                                 ---------------

   TOTAL NET ASSETS - 100%                                       $    1,961,598
                                                                 ===============



   * Non-Income producing security

   ADR - American Depository Receipt







                      See Notes to the Financial Statements

================================================================================

Upright Growth Fund
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000



ASSETS:
  Investments, at market value (identified cost $1,190,170)      $    1,546,853
  Cash                                                                  392,842
  Subscriptions receivable                                               60,000
  Dividends receivable                                                      773
  Interest receivable                                                       454
                                                                 ---------------
               Total Assets                                           2,000,922

LIABILITIES:
  Investment advisory fees accrued                                       21,004
  Administrative fees accrued                                             6,301
  Custody fees                                                            1,083
  Professional fees accrued                                               8,238
  Trustee fees accrued                                                      822
  Registration fees accrued                                               1,160
  Insurance fees accrued                                                    716
                                                                 ---------------
               Total Liabilities                                         39,324


NET ASSETS                                                       $    1,961,598
                                                                 ===============



NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                    $    1,626,316
  Accumulated undistributed:
    Net investment loss                                                 (20,488)
    Net realized loss on investment transactions                           (913)
  Net unrealized appreciation on investments                            356,683

               Total Net Assets                                  $    1,961,598
                                                                 ===============


  Shares outstanding                                                    147,556
                                                                 ===============
    (Unlimited number of shares authorized, $1.00 par value)

  Net Asset Value, Redemption Price Per Share                    $        13.29
                                                                 ===============

  Maximum offering price per share (3% sales charge)             $        13.69
                                                                 ===============

================================================================================

Upright Growth Fund
================================================================================

STATEMENT OF OPERATIONS
Year Ended September 30, 2000


INVESTMENT INCOME:
  Dividend income                                                $        9,037
  Interest income                                                        15,387
                                                                 ---------------
             Total Investment Income                                     24,424

EXPENSES:
  Investment advisory fees                                               21,004
  Administrative fees                                                     6,301
  Custody fees                                                            3,150
  Professional fees                                                      11,759
  Trustee fees                                                              822
  Registration fees                                                       1,160
  Insurance fees                                                            716
                                                                 ---------------
             Total Expenses                                              44,912
                                                                 ---------------
NET INVESTMENT LOSS                                                     (20,488)
                                                                 ---------------
REALIZED AND UNREALIZED GAINS AND LOSSES ON INVESTMENTS:
  Net realized loss on investments                                         (776)
  Change in unrealized appreciation on investments                      354,452
                                                                 ---------------
             Net realized and unrealized gain on investments            353,676
                                                                 ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $      333,188
                                                                 ===============

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Upright Growth Fund
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended September 30, 2000 and Period Ended September 30, 1999

                                                             2000           1999 (1)
                                                         ----------     ----------
OPERATIONS:
   Net investment income (loss)                         $  (20,488)    $    1,772
   Net realized loss on investments                           (776)          (137)
   Change in unrealized appreciation on investments        354,452          2,231
                                                         ----------     ----------
           Net increase in net assets from operations      333,188          3,866
                                                         ----------     ----------

SHAREHOLDER DISTRIBUTIONS:
   Net investment income                                    (1,772)
                                                         ----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                               816,940        707,604
   Reinvestment of dividends                                 1,772
                                                         ----------     ----------
           Net increase in net assets from capital share
             transactions                                  818,712        707,604
                                                         ----------     ----------

TOTAL INCREASE IN NET ASSETS                             1,150,128        711,470

NET ASSETS:
   Beginning of period                                     811,470        100,000
                                                         ----------     ----------

   End of period [including undistributed net           $1,961,598     $  811,470
     investment loss of $(20,488)]                       ==========     ==========



CHANGES IN SHARES OUTSTANDING:
   Shares sold                                             66,886          80,520
   Shares reinvested                                          150
                                                         ---------      ----------

           Net increase in shares outstanding              67,036          80,520
                                                         =========      ==========



1 For the period January 21, 1999 (commencement of operations) through September
30, 1999.


================================================================================

Upright Growth Fund
================================================================================


NOTES TO THE FINANCIAL STATEMENTS
September 30, 2000



1.    ORGANIZATION

     The Upright Investments Trust ("the Trust") was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management investment company under the Investment Company Act of 1940. The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares. The Trust presently consists of one diversified investment portfolio, Upright Growth Fund (the "Fund"). The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective. The Fund commenced operations on January 21, 1999.


2.    SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     a) Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Common stocks which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices. Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices. Debt securities which will mature in more than 60 days will be valued at the latest bid prices furnished by an independent pricing service. Short-term instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined by the Upright Financial Corporation ("Adviser") in accordance with procedures approved by the Board of Directors.

     b) Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. At September 30, 2000, the Fund had a net investment loss of $20,488 available to offset future net investment income and thereby reduce further taxable distributions .

     c) Distributions to Shareholders - Dividends from net investment income, if any, are declared and paid annually. Distributions of the Fund's net realized capital gains, if any, will be declared at least annually.

     d) Other - Investment and shareholder transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

     e) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.    INVESTMENT TRANSACTIONS

     The  aggregate  amounts  of  security  transactions  during  the year ended
     September  30,  2000  (excluding   repurchase   agreements  and  short-term
     securities), were as follows:


                              Other than
                              U.S. Govt.    U.S. Govt.
                              Securities    Securities
                              ----------    ----------
       Purchases             $   841,950
       Proceeds from sales       220,426

     At September 30, 2000, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:


       Appreciation           $  481,698
       Depreciation             (125,015)
                               ----------
       Net appreciation on
            investments       $  356,683
                               ==========
     For federal income tax purposes, the cost of investments owned at September 30, 2000 was the same as identified cost.


4.    INVESTMENT ADVISORY AND OTHER
       AGREEMENTS

     The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation. ("Adviser"). Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.50% of its average daily net assets. The Fund has accrued $21,004 of adviser fees through September 30, 2000, none of which have been paid.

     Upright Financial Corporation is the Fund's administrator (the "Administrator"). As compen-sation for the services rendered to the Fund, the Administrator is entitled to receive a fee, calculated at an annual rate of .45% of its average daily net assets. The Fund has accrued $6,301 of administrative fees through September 30, 2000, none of which have been paid.

     For the period ended September 30, 1999, the Adviser agreed to waive its fees and reimburse expenses to the extent necessary to limit expenses to 1.95% of average net assets. The Adviser waived fees and reimbursed expenses of $13,249 for the period ended September 30, 1999. No fees were waived for the year ended September 30, 2000.

     Mutual Shareholder Services serves as transfer agent and Fifth Third Bank serves as custodian.

     David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser. He is also an officer and trustee of the Fund.


5.    SALES CHARGE

     The sales charge for shares of the Fund are outlined below:

                               As a % of       Net
                                Offering      Amount
       Investment                Price       Invested
                              -----------   ----------
       Up to $49,999             3.00%         3.09%
       $50,000 - $99,999         2.50%         2.56%
       $100,000 - $249,999       2.25%         2.30%
       $250,000 - $499,999       1.75%         1.78%
       $500,000 - $749,999       1.50%         1.52%
       $750,000 - $999,999       1.25%         1.27%
       $1 million and up         0.75%         0.76%



6.    SUBSEQUENT ACCOUNTING POLICY CHANGE

     The Financial Accounting Standards Board ("FASB") has issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). This Statement, as amended by SFAS Nos. 137 and 138, requires all derivatives to be recorded on the balance sheet date at fair value and establishes standard accounting methodologies for hedging activities. The standard will result in the recognition of offsetting changes in value or cash flows of both the hedge and the hedged item in net investment income in the same period. The Statement is effective for the Fund's fiscal year ending September 30, 2001. Because the Fund would report derivatives at fair value, the adoption of this Statement is not expected to have a material impact on the financial statements.

================================================================================

Upright Growth Fund
================================================================================

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

                                                             Year        01/21/1999
                                                             Ended           to
                                                          09/30/2000     09/30/1999
PER SHARE DATA
   Net asset value, beginning of period                   $   10.08      $   10.00
                                                          ----------     ----------
   Investment operations:
      Net investment income (loss)                            (0.18)          0.03
      Net realized and unrealized gain on investments          3.41           0.05
                                                          ----------     ----------
                Total from investment operations               3.23           0.08
                                                          ----------     ----------

   Less distributions:

      From net investment income                                .02
                                                          ----------


   Net asset value, end of period                         $   13.29      $   10.08
                                                          ==========     ==========


TOTAL RETURN 1                                                32.06%          0.80% (2)
                                                          ==========     ==========


SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (in thousands)               $   1,962      $     811
   Ratio of net expenses to average net assets                 3.21%          1.95% (3)
   Ratio of net investment income (loss) to average net
      assets                                                 (1.47)%          0.47% (3)
   Ratio of net expenses to average net assets - without
      fee waiver                                               3.21%          5.47% (3)
   Ratio of net investment income to average net assets -
      without fee waiver                                     (1.47)%        (3.05)% (3)
   Portfolio turnover rate                                    19.88%          8.87%


     1 Total returns do not include the one-time sales charge.
     2 Total return is not annualized.
     3 Annualized for the period January 21, 1999 (commencement of operations) through September 30, 1999.




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Upright Growth Fund
================================================================================


INDEPENDENT ACCOUNTANTS' REPORT
September 30, 2000



Board of Trustees
Upright Growth Fund
Livingston, New Jersey


     We have audited the accompanying statement of assets and liabilities of UPRIGHT GROWTH FUND, including the statement of net assets, as of September 30, 2000, and the related statement of operations for the year ended September 30, 2000, and the statement of changes in net assets and the financial highlights for the year ended September 30, 2000. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of Upright Growth Fund as of and for the period ended September 30, 1999, were audited by other accountants whose report dated October 31, 1999, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of September 30, 2000, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UPRIGHT GROWTH FUND as of September 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.




                                                    /s/ BAIRD, KURTZ & DOBSON


Kansas City, Missouri
October 21, 2000



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================================================================================

Upright Growth Fund
================================================================================







                       Investment Adviser & Administrator
                          Upright Financial Corporation
                          615 West Mt. Pleasant Avenue
                              Livingston, NJ 07039


                                    Custodian
                          Fifth Third Bank Corporation
                            38 Fountain Square Plaza
                              Cincinnati, OH 45263


                              Independent Auditors
                              Baird, Kurtz & Dobson
                             Twelve Wyandotte Plaza
                     120 West 12th Street, Suite 1200 Kansas
                                 City, MO 64105


                                 Transfer Agent
                           Mutual Shareholder Services
                       1301 East Ninth Street, Suite 1005
                               Cleveland, OH 44114


                                   Underwriter
                             Maxus Securities Corp.
                       1301 East Ninth Street, Suite 3600
                               Cleveland, OH 44114



                                    Trustees
                                David Y.S. Chiueh
                                 Chaur Noin Yeh
                                   Wellman Wu
                                  Bing B. Chen


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